EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to the Corporation by the weighted average number of common shares outstanding during each period. Diluted earnings (loss) per share is computed by dividing net income (loss) attributable to the Corporation by the weighted-average number of shares outstanding during each period and the assumed exercise of dilutive stock options and warrants less the number of treasury shares assumed to be purchased from the exercise proceeds using the average market price of the Corporation's common stock for each of the periods presented.

The computation of basic and diluted net loss per share for the years ended December 31, 2014 and 2013 is as follows:

	Net Loss Attributable to Corporation	Shares	Per Share
Year Ended December 31, 2014:
Basic loss per share	$(41,753)	14,697,061	$(2.84)
Effect of dilutive securities	—	—	—
Diluted loss per share	$(41,753)	14,697,061	$(2.84)

Year Ended December 31, 2013:
Basic loss per share	$(21,051)	10,010,492	$(2.10)
Effect of dilutive securities	—	—	—
Diluted loss per share	$(21,051)	10,010,492	$(2.10)

For the year ended December 31, 2014, warrants to purchase 581,807 shares of common stock were excluded from the calculation of diluted net loss per share since the $12.00 warrant exercise price was higher than the $7.92 average per share price during 2014. For the year ended December 31, 2013, warrants to purchase 14,000,000 shares of common stock and 1,000,000 warrants issuable upon conversion of notes payable to related parties, discussed further under "Warrant Exchange" in Note 10, were excluded from the calculation of dilutive net loss per share because their inclusion would have been anti-dilutive.